                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Pacific Opportunities Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investments in securities of foreign issuers present greater risks, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater price volatility. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 4/30/04
Scudder Pacific Opportunities Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	7.64%	55.20%	8.56%	2.68%	-2.85%
Class B	7.39%	54.03%	7.68%	1.86%	-3.63%
Class C	7.48%	54.09%	7.75%	1.91%	-3.59%
MSCI All Country Asia Free (excluding Japan) Index+	6.70%	57.49%	11.41%	1.97%	-1.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 11.68	$ 11.48	$ 11.50
10/31/03	$ 10.90	$ 10.69	$ 10.70
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .07	$ -	$ -

Class A Lipper Rankings - Pacific Ex Japan Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	21	of	58	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Pacific Opportunities Fund - Class A [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$14,628	$12,057	$10,759	$7,057
	Average annual total return	46.28%	6.43%	1.47%	-3.43%
Class B	Growth of $10,000	$15,103	$12,286	$10,865	$6,910
	Average annual total return	51.03%	7.10%	1.67%	-3.63%
Class C	Growth of $10,000	$15,409	$12,508	$10,990	$6,934
	Average annual total return	54.09%	7.75%	1.91%	-3.59%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$15,749	$13,828	$11,022	$8,922
	Average annual total return	57.49%	11.41%	1.97%	-1.13%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Pacific Opportunities Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	7.77%	55.70%	8.87%	2.97%	-2.58%
Class AARP	8.05%	56.10%	9.00%	3.03%	-2.55%
MSCI All Country Asia Free (excluding Japan) Index+	6.70%	57.49%	11.41%	1.97%	-1.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 11.76	$ 11.75
10/31/03	$ 10.98	$ 10.98
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .10	$ .10

Class S Lipper Rankings - Pacific Ex Japan Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	58	33
3-Year	22	of	51	43
5-Year	31	of	41	74
10-Year	10	of	12	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Pacific Opportunities Fund - Class S [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$15,570	$12,904	$11,579	$7,700
	Average annual total return	55.70%	8.87%	2.97%	-2.58%
Class AARP	Growth of $10,000	$15,610	$12,952	$11,608	$7,720
	Average annual total return	56.10%	9.00%	3.03%	-2.55%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$15,749	$13,828	$11,022	$8,922
	Average annual total return	57.49%	11.41%	1.97%	-1.13%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Ernie Tam discusses Scudder Pacific Opportunities Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did stocks in Asia perform during the semiannual period?

A: The Asian markets produced a positive absolute return for the reporting period, but this result masks the important shifts that have taken place in the market environment thus far in 2004.

The investment backdrop was favorable through the first four months of the period, as investors remained encouraged by positive underlying trends such as improving global growth, low interest rates worldwide and favorable corporate earnings results. In addition, the entire Asia region benefited from a focus on China's white-hot economic growth. The resulting optimism helped fuel the performance of the Asian markets: For the first four months of the reporting period, the MSCI AC Asia Free (ex-Japan) Index produced a return of 14.81%.1

1 The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

This favorable backdrop changed swiftly as the first quarter drew to a close: For March and April, the index returned -1.67% and -5.49%, respectively. In our view, two pieces of economic news helped spark the sell-off. First was the release of surprisingly strong US payroll data in the first week of April. This raised fears that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies. Second, investors weighed concerns that China's central bank would also take steps to slow the pace of growth in that country, a move that would inevitably result in slower growth across the entire Asia region. Faced with this suddenly negative backdrop, many investors sought to book the profits generated by the 13-month run-up in Asian equities. Still, the gains of the first four months more than outweighed the weakness that characterized the latter portion of the period.

Q: What specific areas of the market delivered the best performance?

A: Fast-growing and high-beta markets such as Thailand, India and China were among the best-performing early in the reporting period, but they lagged sharply in March and April as investors became more conservative.2 Korea, meanwhile, performed well despite difficulties on the political front. In March, the conservative opposition party initiated impeachment proceedings against President Roh Moo-hyun. This action initially led to a downturn in Korea's stock market, but it quickly became evident that the move was politically motivated and unlikely to succeed. As a result, investors have focused on Korea's continued reforms and fast-growing domestic economy, which enabled the region to emerge as a top performer for the period.

2 "High-beta" refers to sectors that tend to have price fluctuations greater than that of the market as a whole.

Taiwan, which usually performs well during periods of strong global growth, lagged in light of domestic political concerns. The incumbent presidential candidate, Chen Shui-bian, beat his challenger by a narrow margin of 30,000 votes just one day after Chen was wounded in a mysterious assassination attempt. The resulting protests and recount initiative led to a sharp decline in Taiwan's stock market during March. As a result, Taiwan was one of the worst-performing markets in the region for the semiannual period.

Turning to sector performance, technology stocks continued to generate gains. The sector was given a boost by the strong performance of Samsung Electronics Co., Ltd., Korea's largest technology stock and the fund's largest holding. Samsung produced a strong return as its improving fundamentals continued to attract the attention of global investors. The company is gaining market share across all of its business lines as its brand image improves among customers worldwide.3 In addition, as the lowest-cost producer of computer chips in the world, it has benefited as the global economic recovery has sparked increased demand - and higher prices - for chips. On the negative side, technology stocks in Taiwan lagged due to concerns that worldwide sales of semiconductors (computer chips) had peaked. Meanwhile, financial stocks performed well due to continued strength in the broader Asian economy and increased demand for financial products and services from the emerging middle class. Consumer stocks performed in line with the market, while the telecommunications sector underperformed.

3 Market share is the percentage of the total sales in a particular industry made by the company in question. For example, a company with $200 million of sales in a $1 billion industry has a 20% market share.

Q: How did the fund perform in comparison with its benchmark and peer group?

A: For the period, Class A shares of the fund delivered a total return of 7.64%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 6 for the performance of other share classes and more complete performance information.) We are pleased to report that the fund outperformed its benchmark, the MSCI AC Asia Free (ex-Japan) Index, which produced a return for the period of 6.70%.

Q: What factors contributed to the fund's outperformance?

A: Consistent with our "bottom-up" approach to investing, the key driver of the fund's outperformance versus its benchmark was individual stock selection.4 The top contributor to performance was SK Corp., Korea's largest oil refiner. The company's first-quarter net income rose more than eightfold to record levels as gasoline prices rose 16% at the same time as its costs fell. PTT Public Co., Ltd., which holds the monopoly for supplying natural gas in Thailand, was the fund's second-largest contributor. The company has posted surging profits due to rising energy prices and the boost in demand for natural gas (which is used to fire power plants) in Thailand's fast-growing economy.

4 "Bottom-up" means that primary focus is on individual company research. We search for companies that offer attractive valuations, shareholder-focused management teams, strong earnings growth and favorable market positions.

Performance was also helped by the fund's positions in China Life Insurance, which we sold midway through the period, State Bank of India, and Mahindra & Mahindra Ltd. (which, among other businesses, manufactures cars and farm equipment). It is important to note, however, that each of these stocks declined following the close of the reporting period. Previously, all three benefited from the expanding economic power of the consumer sector in China and India, which have been two of the region's fastest-growing countries.

Q: What individual company positions detracted from performance?

A: The most significant detractor was China Motor Co., located in Taiwan. The decision by Daimler Chrysler to withdraw its financial support for Mitsubishi Motors (in which it holds a 37% stake) is expected to have a negative impact on China Motor, which operates joint ventures with Mitsubishi. We sold the fund's position as a result. The fourth-largest detractor was also a Taiwanese company: Taiwan Semiconductor Manufacturing Co., Ltd. (TSMC). Its stock price declined as investors began to anticipate that sales of semiconductors have reached their cyclical peak.

Ssangyong Motor Co. (Korea) was hurt by weak domestic demand, but we continue to hold shares of the company on the belief that its stock price already reflects a severe slowdown. Meanwhile, Resorts World Bhd. of Malaysia was hurt by an expected increase in gaming capacity across Asia, which represents a long-term negative for its revenues and ability to raise prices. (As of April 30, 2004, position in Resorts World Bhd. was sold.) Finally, the share price performance of China Overseas Land & Investment Ltd., (Hong Kong) a property developer, has been weak due to the government's efforts to cool down the overheated economy. However, we believe the stock is well-supported by its cash dividend yield.

Q: What changes did you make to the fund's positioning during the reporting period?

A: The most notable change was our decision to reduce the fund's exposure to China. We accomplished this both by maintaining an underweight in Chinese stocks and by trimming the fund's positions in basic materials, insurance and automobile companies.5 The materials sector produced outstanding performance in 2003 as soaring demand from China led to both higher sales volumes and higher prices for commodities. However, it has become clear that the authorities in China have the political will to cool down the overheated economy. We therefore believe that companies in the materials area are not as attractive as they were just a few months ago. Additionally, we will need to see investor expectations for Chinese growth scaled down even further before the country's stock market can become valued attractively enough for us to consider increasing the fund's position.

5 "Underweight" means a fund holds a lower weighting in a given sector or country than the benchmark index, indicating that the manager expects the asset in question to underperform the market as a whole. "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark and indicates a positive view on the security, sector or country in question.

The fund is underweight in technology, as has been the case for the past year. While the fund continues to hold positions in global leaders such as Samsung and Taiwan Semiconductor Manufacturing Co., we believe the sector in general remains expensive.

Within financials, we have, thus far, maintained an overweight position. This industry has been home to a wealth of attractive banks and property companies that we believe are positioned to benefit from the emergence of the middle class in Asia. However, the prospect for rising interest rates increases the likelihood that financial stocks as a group will underperform. It is therefore likely that we will look for opportunities to reduce the fund's weighting in this area.

Q: Are you still finding investment opportunities in Asia even after the markets' strong performance during the past year?

A: Overall, we remain optimistic on the long-term prospects for the Asian markets, where we continue to find a wealth of fast-growing companies with attractive valuations and, in many cases, high dividend yields.6 We are prepared to take advantage of investment opportunities in individual companies whose prices fall due to short-term investor concerns about the broader world economy. Having said that, we have become more cautious on companies in China and India, as the growth prospects of these countries are likely to be scaled down further. Conversely, we have turned more positive on Thailand, which has been one of the worst-performing markets year-to-date despite its solid economic fundamentals. We have since taken advantage of market weakness to add to companies in which we have a high level of conviction, such as PTT Public Co., Ltd. (energy) and Kasikornbank Public Co., Ltd. (banking). We remain lukewarm regarding the north Asian markets of Hong Kong and Taiwan, which have been the main beneficiaries of investors' enthusiasm for the Asian growth story during the past year. This means that if the market's concern about the region's growth outlook leads to further outflows of cash from Asian stocks, these markets could be hurt the most. The fund holds an underweight position in these markets relative to the benchmark.

6 "Valuation" is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Educated buyers of stock generally use valuation as one of their key investment criteria.

A country in which we are finding some of the most attractive individual companies is Malaysia, which was one of the worst-performing markets in 2003. However, Malaysian stocks have performed well since Prime Minister Abdullah Badawi's multiethnic coalition extended its control of parliament in March. Investors welcomed the outcome, as it paves the way for a continued campaign against corruption and the promotion of a modern, tolerant version of Islam. In addition, we expect the government to promote reform and improvements in corporate governance and transparency.7 Top fund holdings in the country are Telekom Malaysia Bhd. and Commerce Asset-Holding.

7 "Transparency" refers to the process of companies sharing details about their operations with investors and regulatory entities.

Overall, we believe Asian stocks represent a compelling investment opportunity on a longer-term basis, particularly when viewed in comparison with other world markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03

Korea	27%	24%
Hong Kong	20%	21%
Taiwan	15%	17%
Singapore	10%	8%
Malaysia	9%	6%
India	7%	7%
China	6%	10%
Thailand	4%	5%
Indonesia	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	33%	30%
Information Technology	19%	21%
Consumer Discretionary	11%	8%
Telecommunication Services	9%	11%
Materials	7%	6%
Industrials	7%	11%
Utilities	5%	3%
Energy	5%	4%
Health Care	1%	2%
Other	3%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (32.4% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	Korea	9.5%
2. CLP Holdings Ltd. Generator and supplier of electricity	Hong Kong	4.1%
3. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	3.7%
4. DBS Group Holdings Ltd. Provider of banking and financing services	Singapore	2.6%
5. Singapore TeleCommunications Ltd. Provider of telecommunications system and services	Singapore	2.3%
6. Kookmin Bank Provider of commercial banking services	Korea	2.1%
7. Petrochina Co., Ltd. Explores, develops and produces crude oil and natural gas	China	2.1%
8. Cathay Financial Holding Co, Ltd. Provider of traditional life, health care and accident insurance	Taiwan	2.1%
9. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	2.0%
10. Telekom Malaysia Bhd. Provides and maintains telecommunication and related services	Malaysia	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.1%
China 6.2%
China Mobile Ltd.	515,000	1,356,853
China Petrolium & Chemical Corp. "H"	1,630,000	564,242
Guangdong Kelon Electrical Holdings Co., Ltd. "H"*	1,871,000	725,626
Jiangsu Expressway Co., Ltd. "H"	1,788,000	819,516
PetroChina Co., Ltd. "H"	4,953,000	2,159,041
Yanzhou Coal Mining Co., Ltd. "H"	844,000	795,323
(Cost $8,347,490)		6,420,601
Hong Kong 19.5%
BOC Hong Kong (Holdings) Ltd.	705,000	1,202,138
Cheung Kong Holdings Ltd.	196,000	1,507,721
China Overseas Land & Investment Ltd.	4,887,000	814,516
CLP Holdings Ltd.	808,000	4,299,057
Denway Motors Ltd.	2,562,000	1,223,543
Fountain Set (Holdings) Ltd.	1,232,700	908,739
Giordano Inetrnational Ltd.	1,460,000	842,324
Hang Seng Bank Ltd.	163,700	2,077,771
Henderson Land Development Co., Ltd.	243,000	1,090,406
Hongkong Land Holdings Ltd.	520,000	899,600
Hutchison Whampoa Ltd.	285,200	1,919,652
Lifestyle International Holdings Ltd.*	859,500	892,575
Sun Hung Kai Properties Ltd. (REIT)	181,000	1,554,773
Swire Pacific Ltd. "A"	149,000	974,249
(Cost $20,790,061)		20,207,064
India 6.9%
Gujarat Ambuja Cements Ltd.	124,870	932,879
Mahindra & Mahindra Ltd.	138,434	1,452,593
Ranbaxy Laboratories Ltd.	41,915	1,000,377
Reliance Industries Ltd.	67,011	792,331
State Bank of India	125,544	1,812,097
Tata Motors Ltd.*	112,530	1,195,442
(Cost $4,985,084)		7,185,719
Indonesia 2.1%
PT Indocement Tunggal Prakarsa*	2,149,000	464,861
PT Telekomunikasi Indonesia "B"	1,926,500	1,765,620
(Cost $1,209,392)		2,230,481
Korea 26.9%
Hyundai Motor Co., Ltd.	30,000	1,144,160
Kookmin Bank	58,965	2,201,105
Korea Exchange Bank*	236,940	1,243,917
Korea Gas Corp.	41,310	1,112,538
KT&G Corp. (GDR) 144A	71,060	874,038
KT&G Corp.	70,060	1,779,339
POSCO	15,650	1,913,985
Samsung Electro-Mechanics Co., Ltd.	30,120	1,134,618
Samsung Electronics Co., Ltd.	20,805	9,876,324
Samsung Fire & Marine Insurance Co., Ltd.	25,110	1,669,221
Samsung SDI Co., Ltd.	9,410	1,202,966
Shinsegae Co., Ltd.	5,700	1,287,340
SK Corp.	29,710	1,245,777
Ssangyong Motor Co.*	170,280	1,237,899
(Cost $20,239,179)		27,923,227
Malaysia 8.6%
Commerce Asset-Holding	1,294,000	1,702,632
IOI Corp.	280,000	666,842
Magnum Corp. Bhd.	1,063,200	811,389
Malaysia International Shipping Corp.	195,000	646,579
MK Land Holdings Bhd.	1,558,000	1,148,000
Sime Darby Bhd.	1,048,000	1,489,263
Telekom Malaysia Bhd.	799,200	1,987,484
UMW Holdings Bhd.	331,700	501,245
(Cost $8,980,156)		8,953,434
Singapore 10.3%
City Developments Ltd.	317,000	1,136,134
ComfortDelGro Corp., Ltd.	1,102,000	796,393
DBS Group Holdings Ltd.	320,000	2,688,602
Keppel Corp.	331,000	1,390,511
Singapore TeleCommunications Ltd.	1,699,000	2,335,875
United OverSeas Bank Ltd.	165,000	1,328,143
Venture Corp., Ltd.	86,000	965,100
(Cost $8,996,815)		10,640,758
Taiwan 15.1%
Acer, Inc.	640,492	906,311
Asustek Computer, Inc.	494,000	1,055,969
Cathay Financial Holding Co., Ltd.	1,215,000	2,158,212
China Steel Corp.	1,518,000	1,352,786
Chungwha Telecom Co., Ltd.	1,119,000	1,802,394
Far Eastern Textile Ltd.	1,656,000	997,140
Mega Financial Holding Co., Ltd.	2,725,280	1,829,708
Nanya Technology Corp.*	1,105,000	868,297
Taiwan Semiconductor Manufacturing Co., Ltd.	2,192,930	3,796,281
Waffer Technology Co., Ltd.	356,000	959,265
(Cost $14,693,027)		15,726,363
Thailand 3.5%
Kasikornbank Public Co., Ltd.*	1,083,200	1,311,741
PTT Public Co., Ltd. (Foreign registered)	242,400	883,656
The Siam Cement Public Co., Ltd. (Foreign registered)	270,500	1,474,073
(Cost $2,943,157)		3,669,470
Total Common Stocks (Cost $91,184,362)		102,957,117

Cash Equivalents 0.9%
Scudder Cash Management QP Trust 1.08% (b) (Cost $893,265)	893,265	893,265
Total Investment Portfolio - 100.0% (Cost $92,077,627) (a)		103,850,382

* Non-income producing security.
(a) The cost for federal income tax purposes was $92,229,012. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $11,621,370. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,301,384 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,680,014.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $91,184,362)	$ 102,957,117
Investment in Scudder Cash Management QP Trust (cost $893,265)	893,265
Total investments in securities, at value (cost $92,077,627)	103,850,382
Foreign currency, at value (cost $990,130)	985,896
Receivable for investments sold	1,674,208
Dividends receivable	188,485
Interest receivable	3,119
Receivable for Fund shares sold	135,476
Foreign taxes recoverable	54,806
Total assets	106,892,372
Liabilities
Payable for investments purchased	501,245
Payable for Fund shares redeemed	72,330
Deferred foreign taxes	386,923
Accrued management fee	75,864
Other accrued expenses and payables	89,265
Total liabilities	1,125,627
Net assets, at value	$ 105,766,745
Net Assets
Net assets consist of: Undistributed net investment income	45,780
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $386,923)	11,385,832
Foreign currency related transactions	(3,804)
Accumulated net realized gain (loss)	(37,459,447)
Paid-in capital	131,798,384
Net assets, at value	$ 105,766,745

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($13,059,059 / 1,117,705 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.68
Maximum offering price per share (100 / 94.25 of $11.68)	$ 12.39
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,251,152 / 370,319 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 11.48
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,879,176 / 163,436 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 11.50
Class AARP Net Asset Value, offering and redemption price (a) per share ($1,046,426 / 88,976 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.76
Class S Net Asset Value, offering and redemption price (a) per share ($85,530,932 / 7,278,018 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.75

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $96,358)	$ 960,006
Interest - Scudder Cash Management QP Trust	18,473
Total Income	978,479
Expenses: Management fee	463,886
Administrative fee	296,956
Services to shareholders*	41,790
Custodian and accounting fees*	28,170
Distribution service fees	47,904
Auditing*	7,140
Legal*	960
Directors' fees and expenses	3,821
Reports to shareholders*	3,510
Registration fees*	1,558
Other	1,959
Total expenses	897,654
Net investment income (loss)	80,825
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $146,148)	13,013,801
Foreign currency related transactions	(14,780)
12,999,021
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $29,119)	(5,442,585)
Foreign currency related transactions	(17,273)
(5,459,858)
Net gain (loss) on investment transactions	7,539,163
Net increase (decrease) in net assets resulting from operations	$ 7,619,988

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 80,825	$ 871,223
Net realized gain (loss) on investment transactions	12,999,021	5,400,847
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,459,858)	21,093,688
Net increase (decrease) in net assets resulting from operations	7,619,988	27,365,758
Distributions to shareholders from: Net investment income: Class A	(123,320)	-
Class S	(703,431)	-
Class AARP	(3,660)	-
Fund share transactions: Proceeds from shares sold	23,319,380	92,453,076
Reinvestment of distributions	746,708	-
Cost of shares redeemed	(29,522,709)	(92,874,762)
Redemption fees	31,860	39,375
Net increase (decrease) in net assets from Fund share transactions	(5,424,761)	(382,311)
Increase (decrease) in net assets	1,364,816	26,983,447
Net assets at beginning of period	104,401,929	77,418,482
Net assets at end of period (including undistributed net investment income of $45,780 and $795,366, respectively)	$ 105,766,745	$ 104,401,929

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.90	$ 7.97	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.08	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85	2.85	.62	(2.00)
Total from investment operations	.85	2.93	.59	(2.01)
Less distributions from: Net investment income	(.07)	-	-	-
Redemption fees	-***	-***	.01	.01
Net asset value, end of period	$ 11.68	$ 10.90	$ 7.97	$ 7.37
Total Return (%)[d]	7.64**	36.76	8.14	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	7	6
Ratio of expenses (%)	1.77e*	1.76	1.79	1.80*
Ratio of net investment income (loss) (%)	(.12)*	.94	(.33)	(.09)*
Portfolio turnover rate (%)	90*	109	77	212
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.69	$ 7.88	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	.01	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.83	2.80	.62	(2.00)
Total from investment operations	.79	2.81	.52	(2.03)
Redemption fees	-***	-***	.01	.01
Net asset value, end of period	$ 11.48	$ 10.69	$ 7.88	$ 7.35
Total Return (%)[d]	7.39**	35.66	7.21	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	4
Ratio of expenses (%)	2.60e*	2.59	2.59	2.61*
Ratio of net investment income (loss) (%)	(.95)*	.11	(1.13)	(.90)*
Portfolio turnover rate (%)	90*	109	77	212
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.70	$ 7.89	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	.02	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.84	2.79	.63	(2.00)
Total from investment operations	.80	2.81	.53	(2.03)
Redemption fees	-***	-***	.01	.01
Net asset value, end of period	$ 11.50	$ 10.70	$ 7.89	$ 7.35
Total Return (%)[d]	7.48**	35.61	7.35	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	4
Ratio of expenses (%)	2.58e*	2.55	2.56	2.57*
Ratio of net investment income (loss) (%)	(.93)*	.15	(1.10)	(.86)*
Portfolio turnover rate (%)	90*	109	77	212
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 8.01	$ 7.38	$ 10.08	$ 10.93
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.10	(.01)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	.87	2.87	.63	(2.73)	(.84)
Total from investment operations	.88	2.97	.62	(2.72)	(.85)
Less distributions from: Net investment income	(.10)	-	-	-	-
Redemption fees	-***	-***	.01	.02	-
Net asset value, end of period	$ 11.76	$ 10.98	$ 8.01	$ 7.38	$ 10.08
Total Return (%)	8.05**	37.08	8.54	(26.79)	(7.78)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.388		.167	.064	.002
Ratio of expenses (%)	1.54e*	1.51	1.51	1.67	1.75*
Ratio of net investment income (loss) (%)	.28*	1.19	(.05)	.19	(.11)**
Portfolio turnover rate (%)	90*	109	77	212	134
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
[e] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 8.01	$ 7.38	$ 10.09	$ 11.76	$ 8.38
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.10	(.01)	.01	(.18)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.86	2.87	.63	(2.74)	(1.55)	3.41
Total from investment operations	.87	2.97	.62	(2.73)	(1.73)	3.35
Less distributions from: Net investment income	(.10)	-	-	-	-	(.02)
Redemption fees	-***	-***	.01	.02	.06	.05
Net asset value, end of period	$ 11.75	$ 10.98	$ 8.01	$ 7.38	$ 10.09	$ 11.76
Total Return (%)	7.77**	37.08	8.54	(26.86)	(14.20)	40.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	80	66	65	105	143
Ratio of expenses before expense reductions (%)	1.55d*	1.51	1.51	1.67	2.05[c]	2.35
Ratio of expenses after expense reductions (%)	1.55d*	1.51	1.51	1.67	2.03[c]	2.35
Ratio of net investment income (loss) (%)	.27*	1.19	(.05)	.19	(1.29)	(.56)
Portfolio turnover rate (%)	90*	109	77	212	134	122
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.
[d] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $50,202,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($29,699,000), October 31, 2007 ($68,000), October 31, 2008 ($2,348,000) and October 31, 2009 ($18,087,000), the respective expiration dates, whichever occurs first, $2,348,000 of which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. Principal amounts of cash and securities invested in Malaysia are subject to certain non-US taxes. Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $47,257,527 and $52,917,617, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.70%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004 and beginning April 1, 2004 the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003, through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 45,895
Class B	12,871
Class C	5,216
Class AARP	1,853
Class S	231,121
$ 296,956

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of the Advisor, is the transfer, shareholder service and dividend paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2004
Class A	$ 3,570	$ 3,570
Class B	2,070	2,070
Class C	720	720
Class AARP	210	210
Class S	23,640	23,640
	$ 30,210	$ 30,210

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $10,950, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 16,092	$ 2,849
Class C	6,927	1,332
	$ 23,019	$ 4,181

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 17,386	$ 2,579.22%
Class B	5,287	949.25%
Class C	2,212	325.24%
	$ 24,885	$ 3,853

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $6,079, and $113, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $7,100 and $9, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2004, SDI received $2,594.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	850,805	$ 10,171,016	3,572,475	$ 34,078,729
Class B	298,993	3,506,888	540,372	4,700,470
Class C	103,905	1,238,180	183,321	1,574,933
Class AARP	79,840	970,879	40,117	367,410
Class S	614,245	7,432,417	6,170,216	51,731,534
		$ 23,319,380		$ 92,453,076
Shares issued to shareholders in reinvestment of distributions
Class A	6,489	$ 71,766	-	$ -
Class B	-	-	-	-
Class C	-	-	-	-
Class AARP	314	3,491	-	-
Class S	60,349	671,451	-	-
		$ 746,708		$ -
Shares redeemed
Class A	(1,429,768)	$ (16,517,847)	(2,708,161)	$ (26,091,607)
Class B	(307,847)	(3,608,523)	(637,398)	(5,479,062)
Class C	(94,931)	(1,114,898)	(145,243)	(1,218,639)
Class AARP	(26,561)	(319,157)	(25,604)	(221,046)
Class S	(671,416)	(7,962,284)	(7,137,596)	(59,864,408)
		$ (29,522,709)		$ (92,874,762)
Redemption fees		$ 31,860		$ 39,375
Net increase (decrease)
Class A	(572,474)	$ (6,275,065)	864,314	$ 7,987,122
Class B	(8,854)	(101,635)	(97,026)	(778,592)
Class C	8,974	123,282	38,078	356,294
Class AARP	53,593	657,431	14,513	149,329
Class S	3,178	171,226	(967,380)	(8,096,464)
		$ (5,424,761)		$ (382,311)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	811165-661	811165-653	811165-646
Fund Number	473	673	773

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SPOPX	SCOPX
Fund Number	173	073

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pacific Opportunities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Pacific Opportunities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------